Shiner International, Inc.

INVESTOR PRESENTATION

February 2011



Flexible Packaging Solutions Provider


海口工业园基地

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Company Overview

- One of the Largest Flexible Packaging Manufacturers in China and Emerging Leader Globally, with over 50 customers in 20 countries
- Focused on value-added, specialty packaging using proprietary film structures
- Headquarters in Haikou, P.R.C.; facilities in Hainan and Zhuhai
- R&D Center established in 1997; 16 patents obtained and 10 patents pending
- Net Sales $53 Million - Pro forma 2010
- Disciplined Acquisition & Integration Strategy



Color Printed Packaging, 6%
Coated Film, 40%
Anti-counterfeiting Film, 24%
BOPP Tobacco Film, 30%

Product Sales



Middle East, 3.69%
Australia, 4.65%
North America, 3.93%
South America, 0.16%
Europe, 0.97%
Asia (outside China), 5.19%
Africa, 0.00%
China Main Land, 81.41%

Geographical Sales

Note: The percentages are as of September 30, 2010

Investment Highlights

- Well-known Customer Base: Most of Shiner's customers are the industry leaders, such as "Shineway", a leading meat processor; "Master Kong", a leading producer of instant noodles; "Want Want", a leading biscuit company.

- Customer-Tailored Packaging Solutions: Shiner has strong research capabilities and is able to provide a customer-tailored solution based upon each customer's specific needs. Very few of our Chinese competitors have this capability.

- Innovative Packaging Solution: Shiner is able to leverage its world class develop innovative packaging products that help customers save costs while achieving better outcomes (longer shelf life, lighter materials).

- "One-Stop" Service and Production: Shiner has the most diverse product offering from color printing to a variety of packaging solutions, so that the customers can save time and cost by using its "one-stop" service.

- Low risk from import substitution: The lead time for importing BOPP films into China could take as long as 3 months and given higher import costs, need to warehouse, and delivery costs, there is little incentive for Shiner's customers to substitute imported BOPP for domestic ones.

- China's growing domestic food consumption story: China's food industry surpassed RMB 4 trillion in 2010. As China's food and beverage production industry continues to thrive steadily, the use of packaging products will increase, creating a strong demand for Shiner's products.

- Experienced management team: The company is lead by a talented management team with over 20 years of experience in the packaging industry and a well established technical and science driven operations team.

China Flexible Packaging Growth Drivers

- China's packaging industry remains the **world's third largest** packaging market and worth **over USD 81 billion**.

- **Consumers are trading up** from unpackaged goods, a traditional and large market in China, to branded and packaged alternatives.

- Modern Chinese consumers are making **more purchases in supermarkets**, in lieu of traditional wet markets and independent food stores. These modern retailing formats provide strong growth opportunities for packaging.

- Rising disposable incomes and the continued **Westernization of consumer lifestyles** will continue to fuel demand for higher quality branded packaged products, at the expense of unpackaged products.

- **Demand for convenience** is transforming consumer behavior and virtually all packaged food manufacturers are creating smaller versions, targeting an increasing number of "on-the-go" consumers.

- As **China's food and beverage production industry continues to grow** steadily, the use of packaging products will grow further, creating enormous room for growth in the food packaging market.

Source: Euromonitor International

International Flexible Packaging Growth Drivers

- **Worldwide demand** for converted flexible packaging is **forecast to grow** 3.6 percent per year to over 19 million metric tons by 2013.

- Demand for converted flexible packaging products will benefit from the **environmentally friendly image** of these products as well as cost advantages of these converted flexible packaging products compared to rigid containers.

- **Population growth**, **greater urbanization and industrialization**, and **expanding international trade** will support advances in generally underdeveloped packaging markets.

- **Rising consumer income** levels and an expanding middle class will also generate robust domestic demand for packaged consumer goods like processed foods, beverages, pharmaceuticals and personal care items, supporting increases in converted flexible packaging consumption.

- **Developments in flexible packaging films**, such as breathable properties, biodegradable films and high-barrier resins, will support demand in new and existing markets, particularly in the food and pharmaceutical industries.

Source: Euromonitor International

Leading Products
















Applications:
- Commercial Packaging
- Food and Beverage
- Medical/Surgical
- Pharmaceutical
- Cosmetics
- Consumer Products

Benefits:
- Reduces waste
- Lower energy requirements
- Extended shelf life
- Easy storage
- Lower weight
- Environmentally friendly

Products Categories

➢ **Food Safe Packaging**



High barrier to vapor and oxygen, longer shelf life, transparent compared with metal packaging, single layer compared with multi-layer





- Annual Capacity: 15,000 metric tons
- Excellent moisture, oxygen barrier
- Outstanding flavor and aroma barrier
- Superior machinability and sealability
- Outstanding optical performance

➢ **Tobacco Packaging**



Flexible thickness, flexible heat-sealable, good transparency and glossiness, scratch-resistant surface and waterproof



- Annual Capacity: 10,500 metric tons
- Excellent property of heat smoothness
- Low surface resistance and weak static
- Strong moisture-resistance

➢ **Anti-counterfeit Packaging**



Clear anti-counterfeit effect, strictly controlled distribution channel, proprietary technology



- Annual Capacity: 2,500 metric tons
- Superior brand protections
- Customized holographic images
- Strong technical support

Sample of Top Customers

The largest meat processing company in China with US$ 6 billion USD in sales.

The leading producer of instant noodle, beverages and baked goods with US$ 6 billion in sales. 54% market share of the instant noodle market in China.

One of the largest food companies in China, with US$ 2 billion in sales.

One of the largest confectionery producers in China with US$ 600 million in sales. Its leading product is Sachima, a popular snack in China

The leading snack producer in China with US$ 1.9 billion in sales.

One of the largest cigarette companies in China with US$ 3.4 billion in sales.

Largest cigarette company in China with US$ 8.2 billion in sales.

One of the largest cigarette companies in China with US$ 5.8 billion in sales.

The most prestigious brand cigarette in China.

The largest music group in the world and the most supportive to the anti-piracy war in China.

Product Innovations



Superba film

- Superior barrier properties
- Reduces material volume
- Lower product cost
- Increased shelf life

UniSpecial

- Increased properties and special functions
- Provides anti-counterfeit and other important solutions to our customers





BariCoated film

- Food Safe Package
- High barrier
- Reduces material volume
- Lower product cost
- Increased shelf life

UniGard

- UniGard is the technical core of our packaging solutions. It provides the barrier property.
- From manufacturing through post-production processes, it will not harm the environment.



Proprietary Film Manufacturing Technology

- ***Specialty film using BOPP as a base film for coated, anti-counterfeit, and tobacco BOPP films.***

- ***Specialization improves water vapor and gas barrier properties, visual quality and printability of films.***

- ***Customized film based upon customers' needs***


Basic BOPP Film
Value Added Patented Technical Manufacturing Process
Coated Film varieties
Anti-Counterfeit films
Tobacco films


Coating film (single layer)
PVDC, AC, PVOH or LTS
Base film
BOPP, PET, and PA
Coating film (double layer)
PVDC, AC, PVOH or LTS
Finished Coated Film

Case Study - Shineway



Shineway is the largest meat processing company in China **with 6 Billion USD sales** in 2009. Shineway's high-temperature meat products accounted for **1.4 Billion USD sales** in 2009.

Existing Packaging Problems: Current material used for processed sausage is PET (polyethylene terephthalate), which is in **high demand** in the market. The price of PET has been increasing because of oil and market demands. PET does not provide optimal moisture and oxygen barrier protection.

Shiner performed a detailed analysis of Shineway's manufacturing process and its product needs and developed solutions with the following benefits:

Shiner's Solution A: SOH666/CPP25
- **Super High Oxygen/Vapor barrier**
- **Single Layer VS. Multi Layer, so less material is used in each bag**
- **The raw material is not as sensitive to market cycles and is in less demand as a raw material**

Estimated Cost Saving: 6.0%

Shiner's Solution B: SOP92/CPP25
- **High Oxygen/Vapor barrier**
- **Single Layer VS. Multi Layer, so less material is used in each bag**
- **The raw material is in ample supply with stable pricing**

Estimated Cost Saving: 25.0%

Potential increase in sales to Shineway from 150 Metric Tons in 2010 to over 2,000 Metric Tons in 2011

Competitive Advantages

- **Quality** - In the domestic Chinese market, our products generally exceed accepted industry standards
- **Price** - We have a lower operating cost basis than most of our international competitors due to economies of scale and the proprietary design of our own production lines and lower labor and operating costs
- **Customer Service -** For each business line, we have an accomplished sales and after-sales service team that is trained to promptly respond to customers
- **One-Stop Service** - By providing film making, packaging, and printing services, we are able save customers both lead-time and costs
- **Intellectual Property** - We have 16 patents, 10 patent applications pending and two trademarks issued by the Chinese Government
- **Research & Development** - Our research and development team includes over 21 engineers focused on creating unique patented technologies and proprietary processes

SHINER INTERNATIONAL
NASDAQ Listed:BEST

Growth Strategy

Technology & Innovation

- Focus on material science
- Strong R&D Capabilities
- Patented materials
- Proprietary processes

Customer Focus

- World class customers
- Diversified geographically
- Long established relationships
- Custom tailored packaging solutions

Manufacturing Excellence

- Focused factory strategy
- World class manufacturing
- New plant with modern state of the art equipment

Acquisitions

- Complementary products and geographies
- Drive revenue growth and profitability through economies of scale
- Attractive valuations

Enhancing Shareholder Value

Sales & Distribution

- Experienced, knowledgeable and customer-oriented marketing team
- 30 employees in our marketing group, 10 of whom have worked in the industry for ten years or more and are familiar with buyers' changing needs and concerns
- **New sales offices opened in Shanghai**
  - Shanghai sales office focuses on the domestic food safety packaging market and target China's leading food processors
- For 2011, we plan to open at least 6 sales offices in China and 8 sales offices overseas, in North America, Europe and Australia

Domestic Sales Network


Beijing
Zhengzhou
Shanghai
Chengdu
Ningbo
Quzhou
Zhuhai
Hong Kong
Haikou

Global Sales Network


Canada
Chicago
California
England
Israel
China
Hong Kong
Saigon
Australia

Projected for 2011

Manufacturing Facilities

- 2009: Zhuhai manufacturing facility began operations;
- 2009: Began construction in Hainan on new manufacturing facility;
- 10,000-ton tobacco film production line will be set up, and will be operating in the middle of 2011;
- 2011, the Company plans to have a new manufacturing facility set up in Yangtze River Delta region.



Top Management Team

Qingtao Xing, CEO & President – Mr. Xing became President of Shiner in 2008, prior to serving as Shiner's vice president for strategic initiatives. From 2007 to 2008, Mr. Xing worked as a project development associate for LaSalle Investment Management. Mr. Xing received his master of professional studies degree from Cornell University in 2007 and holds a bachelor's degree from Tongji University.

Xuezhu Xu, CFO - Ms. Xu served as Chief Financial Officer of Shiner International, Inc. form July 24, 2007 to February 2010 and also served as its Chief Accounting Officer. Ms. Xu served as Chief Financial Officer of Sino Palace from January 2004 to July 2007. She served at Hisense as Chief Financial Officer from 1996 to December 2003. Ms. Xu graduated from Hainan Supply and Marketing School in 1981 with a bachelor's degree in accounting. She received an Advanced certificate of MBA studies from Renmin University in 2004.

Mr. Jian Fu, Executive V.P. Manufacturing – Joined Shiner's processor company Hainan Modern Technology Croup in 1985 as a General Manager. Appointed Vice – Chairman from 1998 to 2003. He was CEO of Sino Place Holding from 2004 to 2007 and the CEO of Shiner from 2007 to 2010. Mr. Fu received his undergraduate degree from South China Institute of Technology and has an advanced certificate of MBA studies from Renmin University.

Mr. Li, COO - He served as vice president of technology in 2007. Prior to that, Mr. Li served as general manager of our subsidiary, Hainan Shiner Industrial Co., Ltd., Between 2003 – 2005 as its Chairman from 2004 to 2007. He was general manager of Hainan Shiny-day Color Printing Packaging from 2003 to 2004. Mr. Li graduated from Tsinghua University in 1987 with a bachelor's degree in automotive engineering and a master's in transport engineering from Beijing University in 1991.

Key Financials - I

Key Financials[1]					
For the Fiscal Period Ending	12 months Dec-31-2006A	12 months Dec-31-2007A	12 months Dec-31-2008A	12 months Dec-31-2009A	LTM 12 months Sep-30-2010A
Currency[2]	*USD*	*USD*	*USD*	*USD*	*USD*
Total Revenue	34.0	42.8	51.6	34.5	51.1
Growth Over Prior Year	*21.9%*	*26.0%*	*20.7%*	*(33.1%)*	*47.1%*
Gross Profit	6.6	8.5	9.6	4.6	9.1
Margin %	*19.5%*	*20.0%*	*18.5%*	*13.3%*	*17.8%*
EBITDA	4.3	5.8	6.5	1.5	5.4
Margin %	*12.8%*	*13.6%*	*12.5%*	*4.2%*	*10.5%*
EBIT	3.8	5.2	5.1	(0.2)	3.7
Margin %	*11.3%*	*12.1%*	*10.0%*	*(0.6%)*	*7.3%*
Earnings from Cont. Ops.	3.6	4.5	4.9	(0.1)	3.3
Margin %	*10.5%*	*10.6%*	*9.5%*	*(0.3%)*	*6.5%*
Net Income	3.6	4.5	4.9	(0.1)	3.3
Margin %	*10.5%*	*10.6%*	*9.5%*	*(0.3%)*	*6.5%*
Diluted EPS	0.22	0.24	0.198	(0.004)	0.136
Growth Over Prior Year	*16.9%*	*9.1%*	*(17.5%)*	*NM*	*NM*

[1]All results are taken from the most recently filed statement for each period.
[2]All amounts in millions except EPS

Source: Capital IQ

Key Financials - II


Revenues (US $ million)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
51.6
34.5
53.0
82.4
2008
2009
2010
2011


Gross Profit (US$ million)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.4
4.6
8.2
15.3
2008
2009
2010
2011


Net Income (US$ million)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.9
0.0
4.0
7.1
2008
2009
2010
2011

- Over 50% growth in revenue expected in 2010 and 2011
- Improving profit margins year over year

Balance Sheet

Balance Sheet							
Balance Sheet as of:	Dec-31-2008	Dec-31-2009	Sep-30-2010		Dec-31-2008	Dec-31-2009	Sep-30-2010
Currency	*USD*	*USD*	*USD*		*USD*	*USD*	*USD*
ASSETS				**LIABILITIES**			
Cash And Equivalents	3.816	3.06	3.013	Accounts Payable	3.799	2.668	5.051
Total Cash & ST Investments	**3.816**	**3.06**	**3.013**	Accrued Exp.	0.04	0.139	0.148
				Short-term Borrowings	3.884	3.227	4.79
Accounts Receivable	7.595	6.406	9.851	Unearned Revenue, Current	0.162	0.235	0.325
Other Receivables	-	-	-	Other Current Liabilities	0.209	4.488	4.731
Notes Receivable	0.044	0.088	0.329	**Total Current Liabilities**	**8.093**	**10.756**	**15.046**
Total Receivables	**7.638**	**6.494**	**10.18**				
				Minority Interest	-	-	0.041
Inventory	7.079	8.321	8.511	Other Non-Current Liabilities	-	-	-
Prepaid Exp.	1.284	0.3	0.532	**Total Liabilities**	**8.093**	**10.756**	**15.087**
Restricted Cash	0.684	0.733	-				
Other Current Assets	3.678	3.192	4.785	Common Stock	0.025	0.025	0.025
Total Current Assets	**24.18**	**22.1**	**27.022**	Additional Paid In Capital	11.214	11.39	11.497
				Retained Earnings	16.203	16.103	19.271
Gross Property, Plant & Equipment	15.021	21.359	25.892	Treasury Stock	-	(0.058)	(0.058)
Accumulated Depreciation	(2.576)	(2.612)	(3.818)	Comprehensive Inc. and Other	2.978	2.98	3.626
Net Property, Plant & Equipment	**12.445**	**18.746**	**22.074**	**Total Common Equity**	**30.42**	**30.44**	**34.36**
Other Intangibles	0.356	0.349	0.351	**Total Equity**	**30.42**	**30.44**	**34.36**
Other Long-Term Assets	1.532	-	-				
Total Assets	**38.513**	**41.196**	**49.447**	**Total Liabilities And Equity**	**38.513**	**41.196**	**49.447**

Source: Capital IQ

Equity Snapshot and Cap Structure

Ticker	BEST
Closing Price (12/31/10)	$1.36
Market Cap (12/31/10)	$37.1M
Shares Outstanding (12/31/10)	27.3M
Float (12/31/10)	12.4M
52-Week Range (12/31/10)	$0.85-$1.66
Revenue (9/30/10)	$40.3M
EPS (9/30/10)	$0.13
Cash (9/30/10)	$3.0M
Inside Ownership	43%
Fiscal Year End	31-December

Share Type	Number of Shares
Common Shares Outstanding	27,296,491
Warrants Outstanding	521,664
Options Outstanding	190,000 @ $1.38

Investment Highlights

- **Well-known Customer Base:** Most of Shiner's customers are the industry leaders, such as "Shineway", a leading meat processor; "Master Kong", a leading producer of instant noodles; "Want Want", a leading biscuit company.

- **Customer-Tailored Packaging Solutions:** Shiner has strong research capabilities and is able to provide a customer-tailored solution based upon each customer's specific needs. Very few of our Chinese competitors have this capability.

- **Innovative Packaging Solution:** Shiner is able to leverage its world class develop innovative packaging products that help customers save costs while achieving better outcomes (longer shelf life, lighter materials).

- **"One-Stop" Service and Production:** Shiner has the most diverse product offering from color printing to a variety of packaging solutions, so that the customers can save time and cost by using its "one-stop" service.

- **Low risk from import substitution:** The lead time for importing BOPP films into China could take as long as 3 months and given higher import costs, need to warehouse, and delivery costs, there is little incentive for Shiner's customers to substitute imported BOPP for domestic ones.

- **China's growing domestic food consumption story:** China's food industry surpassed RMB 4 trillion in 2010. As China's food and beverage production industry continues to thrive steadily, the use of packaging products will increase, creating a strong demand for Shiner's products.

- **Experienced management team:** The company is lead by a talented management team with over 20 years of experience in the packaging industry and a well established technical and science driven operations team.

Contact Information

Auditor:
Goldman Parks Kurland Mohidin LLP

Legal Counsel:
Steven & Lee PC

Company Contact:
Qingtao Xing, CEO